UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 13, 2015
NEWELL RUBBERMAID INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3 Glenlake Parkway
Atlanta, Georgia		30328
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (770) 418-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) and (c)

On May 13, 2015, Newell Rubbermaid Inc. (the “Company”) appointed Scott H. Garber as the Company’s Corporate Controller and Chief Accounting Officer (principal accounting officer) effective June 1, 2015. Mr. Garber, age 44, previously served as the Company’s Vice President, Assistant Corporate Controller since 2008. The Company also appointed the Company’s current Vice President, Corporate Controller and Chief Accounting Officer, John B. Ellis, as the Company’s Vice President, Treasurer and Finance Operations effective June 1, 2015. Mr. Ellis, age 47, joined the Company in 2003 and has served in various finance positions of increasing responsibility. Prior to joining the Company, Mr. Ellis served in various finance and accounting roles at Ernst & Young LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2015            NEWELL RUBBERMAID INC.

By:    /s/ Bradford R. Turner
Bradford R. Turner
Senior Vice President, General Counsel
and Corporate Secretary